                            EXHIBIT 24

                        POWERS OF ATTORNEY


            The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

         DATE                                             SIGNATURE


February 20, 1998                                 /S/ MARY D. DECI
                                                  Mary D. Deci

                               EXHIBIT 24

                          POWERS OF ATTORNEY


            The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

         DATE                                             SIGNATURE


February 20, 1998                                 /S/ JOHN MCCORMACK
                                                  John McCormack

                               EXHIBIT 24

                          POWERS OF ATTORNEY


            The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

         DATE                                             SIGNATURE


February 20, 1998                                 /S/ WILLIAM E. GOGGIN
                                                  William E. Goggin

                               EXHIBIT 24

                           POWERS OF ATTORNEY


            The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

         DATE                                             SIGNATURE


February 20, 1998                                 /S/ CHARLES W. JENNINGS
                                                  Charles W. Jennings

                               EXHIBIT 24

                           POWERS OF ATTORNEY


            The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

         DATE                                             SIGNATURE


February 20, 1998                                 /S/ DAVID D. ROSLUND
                                                  David D. Roslund

                              EXHIBIT 24

                         POWERS OF ATTORNEY


            The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

         DATE                                             SIGNATURE


February 20, 1998                                 /S/ PHILLIP G. PEASLEY
                                                  Phillip G. Peasley

                               EXHIBIT 24

                         POWERS OF ATTORNEY


            The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Firstbank Corporation, does hereby appoint MARY D. DECI and JOHN McCORMACK, or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Firstbank Corporation on Form 10-K for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

         DATE                                             SIGNATURE


February 20, 1998                                 /S/ EDWARD B. GRANT
                                                  Edward B. Grant